The Hillman Focused Advantage Fund
     Class A Shares - CUSIP Number 43162P306, NASDAQ Symbol HCFAX
     Class B Shares - CUSIP Number 43162P405, NASDAQ Symbol HCFBX
     Class C Shares - CUSIP Number 43162P504, NASDAQ Symbol HCFCX

The Hillman Advantage Equity Fund
     Class A Shares - CUSIP Number 43162P603, NASDAQ Symbol HAEAX
     Class B Shares - CUSIP Number 43162P702, NASDAQ Symbol HAEBX
     Class C Shares - CUSIP Number 43162P801, NASDAQ Symbol HAECX
________________________________________________________________________________

                        HILLMAN CAPITAL MANAGEMENT FUNDS

                              Each a series of the
                   Hillman Capital Management Investment Trust

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                  July 10, 2006

This prospectus includes information about the two Hillman Capital Management Funds - The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a "Fund" and, collectively, the "Funds"). The Hillman Advantage Equity Fund was formerly known as The Hillman Total Return Fund. The Hillman Focused Advantage Fund seeks long-term capital appreciation. The Hillman Advantage Equity Fund seeks maximum total return consisting of long-term capital appreciation and current income.

This prospectus relates to the Class A Shares, Class B Shares, and Class C Shares offered by the Funds. The Funds also offer an additional class of shares, No Load Shares, in a separate prospectus.

                               Investment Advisor
                               ------------------

                        Hillman Capital Management, Inc.
                         4733 Bethesda Avenue, Suite 325
                            Bethesda, Maryland 20814

                             www.hillmancapital.com

                                 1-800-773-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUNDS......................................................................2
---------

    Investment Objectives......................................................2
    Principal Investment Strategies............................................2
         The Hillman Focused Advantage Fund....................................2
         The Hillman Advantage Equity Fund.....................................3
         Disclosure of Portfolio Holdings......................................4
    Principal Risks of Investing in the Funds..................................5
         Both Funds............................................................5
         Focused Advantage Fund................................................5
    Performance Information....................................................6
    Fees and Expenses of the Funds.............................................9

MANAGEMENT OF THE FUNDS.......................................................11
-----------------------

    The Investment Advisor....................................................11
    The Administrator.........................................................12
    The Transfer Agent........................................................12
    The Distributor...........................................................12

INVESTING IN THE FUNDS........................................................14
----------------------

    Purchase Options..........................................................14
         Class A Shares.......................................................15
         Class B Shares.......................................................17
         Class C Shares.......................................................18
    Purchase and Redemption Price.............................................19
    Purchasing Shares.........................................................20
    Redeeming Your Shares.....................................................22
    Frequent Purchases and Redemptions........................................24

OTHER IMPORTANT INVESTMENT INFORMATION........................................26
--------------------------------------
    Dividends, Distributions, and Taxes.......................................26
    Financial Highlights......................................................27
    Additional Information............................................Back Cover

                                    THE FUNDS
                                    ---------

INVESTMENT OBJECTIVES

The Hillman Focused Advantage Fund ("Focused Advantage Fund") seeks long-term capital appreciation. The Focused Advantage Fund is a non-diversified series of the Hillman Capital Management Investment Trust ("Trust"). The Hillman Advantage Equity Fund ("Advantage Equity Fund") seeks maximum total return through a combination of long-term capital appreciation and current income. The Advantage Equity Fund is a diversified series of the Trust. The Funds' investment objectives may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

The Hillman Focused Advantage Fund

In seeking to achieve its objective, the Focused Advantage Fund invests primarily in common stocks of companies which Hillman Capital Management, Inc. ("Advisor") believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Focused Advantage Fund will invest so that, under normal circumstances, at least 80% of its total assets are invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days' prior notice to shareholders.

In selecting investments for the Focused Advantage Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

     o    dominance in a particular industry or niche market;
     o    management style and adaptability;
     o    strength of pricing and purchasing power;
     o    barriers to industry competition;
     o    strength of brand or franchise with commensurate brand loyalty; and
     o    quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

     o    price-to-earnings ratio;
     o    cash flow;
     o    balance sheet strength; and
     o    dividend growth potential.

The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 20 stocks. From time to time, the Focused Advantage Fund may also focus the Fund's assets in securities of one or more particular sectors of the economy. The sectors in which the Focused Advantage Fund may focus its investments are the financial, healthcare, retail, and technology sectors. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor's targeted percentage of total portfolio value for that security.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Focused Advantage Fund may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Focused Advantage Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Focused Advantage Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Focused Advantage Fund would indirectly pay both the Focused Advantage Fund's expenses and the expenses relating to those other investment companies with respect to the Focused Advantage Fund's assets invested in such investment companies. To the extent the Focused Advantage Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

The Hillman Advantage Equity Fund

In seeking to achieve its objective, the Advantage Equity Fund invests primarily in common stocks of companies which the Advisor believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Advantage Equity Fund will invest so that, under normal circumstances, at least 80% of its total assets are invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days' prior notice to shareholders.

In selecting investments for the Advantage Equity Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

     o    dominance in a particular industry or niche market;
     o    management style and adaptability;
     o    strength of pricing and purchasing power;
     o    barriers to industry competition;
     o    strength of brand or franchise with commensurate brand loyalty; and
     o    quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

     o    price-to-earnings ratio;
     o    cash flow;
     o    balance sheet strength; and
     o    dividend growth potential.

The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 45 stocks. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor's targeted percentage of total portfolio value for that security.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Advantage Equity Fund may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Advantage Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Advantage Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Advantage Equity Fund would indirectly pay both the Advantage Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Advantage Equity Fund's assets invested in such investment companies. To the extent the Advantage Equity Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

Disclosure of Portfolio Holdings

The Funds may, from time to time, make available portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month, at the following website, http://www.nottinghamco.com. To reach this information, select the link "Fund Search" found in the top right-hand corner of the home page. Search for the Funds using key words such as "Hillman" and then select the link for the Focused Advantage Fund or the Advantage Equity Fund on the Fund Search Results page. Under the section entitled "Portfolio Holdings," there will be a link to the list of the Fund's complete portfolio holdings entitled "Click To View." This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Both Funds

An investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

     o Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

     o Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Funds may invest in growth-style stocks, their performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

     o Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Focused Advantage Fund

In addition to the risks outlined above, which may affect both the Focused Advantage Fund and the Advantage Equity Fund, the Focused Advantage Fund will be subject to additional risks:

     o Non-diversified Status. The Focused Advantage Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund. The Focused Advantage Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investment in those securities. As a result, changes in the market value of a single issuer could cause greater fluctuation in share price than would occur in a more diversified fund.

     o Sector Focus. Another area of risk involves the potential focus of the Focused Advantage Fund's assets in securities of particular sectors. These sectors include the financial sector, healthcare sector, retail sector, and technology sector. Because the Focused Advantage Fund's investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Focused Advantage Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the sectors in which the Focused Advantage Fund may invest could be subject to greater government regulation than other sectors and, therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The specific risks for each of the sectors in which the Focused Advantage Fund may focus its investments include additional risks as described below:

     o Financial Sector. Companies in this sector are subject to risks including extensive governmental regulation; decreased profits resulting from changes in interest rates and loan losses, which usually increase in economic downturns; severe price competition; and increased inter-industry consolidation and competition; all of which may adversely affect the value of those holdings.

     o Healthcare Sector. Companies in this sector are subject to extensive litigation based on product liability and similar claims; dependence on patent protection and expiration of patents; competitive forces that make it difficult to raise prices; long and costly regulatory processes; and product obsolescence; all of which may adversely affect the value of those holdings.

     o Retail Sector. Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending. These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

     o Technology Sector. The performance of companies in this sector may be adversely affected due to the intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.


PERFORMANCE INFORMATION

The following total returns bar charts provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the No Load Shares' performance from year to year. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables provide an indication of the risks of investing in the Funds by showing how the No Load Shares' average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

The performance information presented below is based upon the average annual total returns of the No Load Shares of the Funds. The performance information of the No Load Shares has been used for this purpose because the Class A Shares, Class B Shares, and Class C Shares have not been in operation for an entire calendar year and therefore have no calendar year performance information. However, the annual returns for the new classes of shares are expected to be substantially similar to the annual return of the No Load Shares because they are invested in the same portfolio of securities and the annual returns would differ only to the extent that those classes of shares do not have the same fees and expenses.

Focused Advantage Fund - No Load Shares


[BAR CHART HERE]


                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 2001 - -10.50%
                                 2002 - -21.01%
                                 2003 -  55.06%
                                 2004 -  21.76%
                                 2005 -  14.43%


     o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 28.61% (quarter ended June 30, 2003).
     o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was (23.93)% (quarter ended September 30, 2002).
     o The calendar year-to-date return of the Focused Advantage Fund as of the most recent calendar quarter was (0.54)% (quarter ended June 30, 2006).

------------------------------------------------------- --------------- --------------- ---------------
         Average Annual Total Returns                         Past           Past             Since
       Period Ended December 31, 2005                        1 Year         5 Year          Inception*
------------------------------------------------------- --------------- --------------- ---------------
Focused Advantage Fund - No Load Shares
   Before taxes                                              14.43%          8.84%           8.83%
   After taxes on distributions                              13.73%          8.67%           8.65%
   After taxes on distributions and sale of shares            9.78%          7.62%           7.60%
------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Total Return Index**                                  4.91%          0.54%           0.54%
------------------------------------------------------- --------------- --------------- ---------------


     * December 29, 2000 (date of initial public investment of the Focused Advantage Fund)

     ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Advantage Equity Fund - No Load Shares


[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 2001 - - 0.98%
                                 2002 - - 7.74%
                                 2003 -  26.60%
                                 2004 -  13.02%
                                 2005 -   7.19%


     o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 13.91% (quarter ended June 30, 2003).
     o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.40)% (quarter ended September 30, 2002).
     o The calendar year-to-date return of the Advantage Equity Fund as of the most recent calendar quarter was 1.94% (quarter ended June 30, 2006).

------------------------------------------------------- --------------- --------------- ---------------
         Average Annual Total Returns                         Past           Past           Since
       Period Ended December 31, 2005                        1 Year         5 Year        Inception*
------------------------------------------------------- --------------- --------------- ---------------
Advantage Equity  Fund - No Load Shares
   Before taxes                                              7.19%          6.98%           6.97%
   After taxes on distributions                              6.57%          6.43%           6.42%
   After taxes on distributions and sale of shares           4.80%          5.72%           5.71%
------------------------------------------------------- -------------- --------------- ---------------
S&P 500 Total Return Index**                                 4.91%          0.54%           0.54%
------------------------------------------------------- -------------- --------------- ---------------


     * December 29, 2000 (date of initial public investment of the Advantage Equity Fund)

     ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:

                         Shareholder Fees for the Funds
                    (fees paid directly from your investment)
                    -----------------------------------------

                                                                           Class A     Class B     Class C
                                                                           -------     -------     -------
 Maximum Sales Charge (Load) Imposed On Purchases
     (as a percentage of offering price) ................................  5.75%^1      None        None
 Maximum Deferred Sales Charge (Load) (as a percentage
     of amount purchased or redeemed, whichever is lower) ...............   None^2     5.00%^3     1.00%^4
 Redemption Fee .........................................................    None       None        None


          Annual Fund Operating Expenses for the Focused Advantage Fund
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

                                                                           Class A     Class B     Class C
                                                                           -------     -------     -------
 Management Fees.........................................................   1.00%       1.00%       1.00%
 Distribution and/or Service (12b-1) Fees................................   0.25%       1.00%       1.00%
 Other Expenses^5........................................................   0.64%       0.64%       0.64%
                                                                            -----       -----       -----
 Total Annual Fund Operating Expenses^5..................................   1.89%       2.64%       2.64%
                                                                            =====       =====       =====


          Annual Fund Operating Expenses for the Advantage Equity Fund
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

                                                                           Class A     Class B     Class C
                                                                           -------     -------     -------
 Management Fees.........................................................   1.00%       1.00%       1.00%
 Distribution and/or Service (12b-1) Fees................................   0.25%       1.00%       1.00%
 Other Expenses^5........................................................   0.93%       0.93%       0.93%
                                                                            -----       -----       -----
 Total Annual Fund Operating Expenses^5..................................   2.18%       2.93%       2.93%
                                                                            =====       =====       =====


^1 The initial sales charge on Class A Shares is reduced for purchases of $25,000 or more and eliminated for purchases of $1,000,000 or more.

^2 A contingent deferred sales charge of 1.00% is imposed on Class A Shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

^3 A contingent deferred sales charge is imposed on Class B Shares redeemed within six years of purchase at the following rates: 5.00% for redemptions within the first year, 4.00% for the second and third years, 3.00% for the fourth year, 2.00% for the fifth year, and 1.00% for the sixth year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. Class B Shares automatically convert to Class A Shares after the eighth year, without the imposition of any sales load.

^4 A contingent deferred sales charge of 1.00% is imposed on Class C Shares redeemed within one year of purchase. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. Class C Shares automatically convert to No Load Shares after the tenth year.

^5 Since the Class A Shares, Class B Shares, and Class C Shares are newly organized, the "Other Expenses" in the table are based on actual expenses incurred by the No Load Shares for the fiscal year ended September 30, 2005. As a result, the "Other Expenses" and "Total Annual Fund Operating Expenses" may be more or less than those stated above.

Example: This example shows you the expenses you may pay over time by investing in each of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in one of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following tables show you what your costs may be under the conditions listed above.

---------------------------------------- -------------- ------------- -------------- -------------
        Focused Advantage Fund              1 Year        3 Years        5 Years       10 Years
---------------------------------------- -------------- ------------- -------------- -------------
          Class A Shares^1                   $756          $1,135        $1,538         $2,659
---------------------------------------- -------------- ------------- -------------- -------------
          Class B Shares^2,^3                $767          $1,220        $1,600         $2,792
---------------------------------------- -------------- ------------- -------------- -------------
          Class C Shares^3                   $367           $820         $1,400         $2,973
---------------------------------------- -------------- ------------- -------------- -------------

---------------------------------------- -------------- ------------- -------------- -------------
         Advantage Equity Fund              1 Year        3 Years        5 Years       10 Years
---------------------------------------- -------------- ------------- -------------- -------------
          Class A Shares^1                   $783          $1,218        $1,677         $2,944
---------------------------------------- -------------- ------------- -------------- -------------
          Class B Shares^2,^3                $796          $1,307        $1,743         $3,075
---------------------------------------- -------------- ------------- -------------- -------------
          Class C Shares^3                   $396           $907         $1,543         $3,252
---------------------------------------- -------------- ------------- -------------- -------------

The following tables show you what your costs may be if you did not redeem your shares.

---------------------------------------- -------------- ------------- -------------- -------------
        Focused Advantage Fund              1 Year        3 Years        5 Years       10 Years
---------------------------------------- -------------- ------------- -------------- -------------
          Class A Shares^1                   $756          $1,135        $1,538         $2,659
---------------------------------------- -------------- ------------- -------------- -------------
          Class B Shares^2                   $267           $820         $1,400         $2,792
---------------------------------------- -------------- ------------- -------------- -------------
          Class C Shares                     $267           $820         $1,400         $2,973
---------------------------------------- -------------- ------------- -------------- -------------

---------------------------------------- -------------- ------------- -------------- -------------
         Advantage Equity Fund              1 Year        3 Years        5 Years       10 Years
---------------------------------------- -------------- ------------- -------------- -------------
          Class A Shares^1                   $783          $1,218        $1,677         $2,944
---------------------------------------- -------------- ------------- -------------- -------------
          Class B Shares^2                   $296           $907         $1,543         $3,075
---------------------------------------- -------------- ------------- -------------- -------------
          Class C Shares                     $296           $907         $1,543         $3,252
---------------------------------------- -------------- ------------- -------------- -------------

^1 Reflects the maximum initial sales charge in the first year after purchase. ^2 Reflects the conversion of Class B Shares to Class A Shares eight years after purchase.
^3 Reflects the applicable contingent deferred sales charge.

                             MANAGEMENT OF THE FUNDS
                             -----------------------

THE INVESTMENT ADVISOR

The Advisor is Hillman Capital Management, Inc., 4733 Bethesda Avenue, Suite 325, Bethesda, Maryland 20814. The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor has served as a registered investment advisor to the Funds since their inception. The executives and members of the advisory staff of the Advisor also have extensive experience in other capacities in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1998. As of December 31, 2005, the Advisor had approximately $370 million in assets under management.

The Funds are managed primarily by Mark A. Hillman, who has overall responsibility for the day-to-day management of the Funds' portfolios. Mr. Hillman is the founder and controlling shareholder of the Advisor. Mr. Hillman has served as President of the Advisor since 1998. The Funds' SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Funds.

The Advisor's Compensation. As compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund's average daily net assets at the annual rate of 1.00%. During the Funds' most recent fiscal year ending September 30, 2005, the Advisor voluntarily waived a portion of the advisory fees for each of the Funds. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

                                              Fees Paid to the Advisor
               Fund                     as a Percentage of Average Net Assets
               ----                     -------------------------------------

      Focused Advantage Fund                            0.93%
      Advantage Equity Fund                             0.62%

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Funds is available in the Funds' semi-annual report to shareholders for the six-month period ended March 31, 2006 and, when available, in the semi-annual report for the six-month period ending March 31, 2007. You may obtain a copy of these semi-annual reports, free of charge, upon request to the Funds.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds' shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.

When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The Investment Company Act of 1940, as amended ("1940 Act"), generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Funds pay to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Funds will adhere to
Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide services to the Funds.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated later in the section of this Prospectus, "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Distribution Plans. Each of the Funds has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plans"). The
Distribution Plans provide that each of the Funds will compensate the Distributor with assets attributable to the Class A Shares, Class B Shares, and Class C Shares for activities primarily intended to result in the sale of those shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to those shares

(this compensation is commonly referred to as "12b-1 fees"). Pursuant to the Distribution Plans, each of the Funds may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares and up to 1.00% of the average daily net assets attributable to its Class B Shares and Class C Shares. The 0.25% fee for the Class A Shares is a service fee. The 1.00% fee for the Class B Shares and Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Funds' assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Funds' Advisor or other service providers, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                             INVESTING IN THE FUNDS

PURCHASE OPTIONS

The Funds offer three different classes of shares through this Prospectus. The Funds also offer an additional class of shares, No Load Shares, in a separate prospectus. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Funds.

Class A Shares

     o    A front-end sales charge, as described below.
     o    Distribution and service plan (Rule 12b-1) fees of 0.25%.
     o A 1.00% contingent deferred sales charge on shares redeemed within one year of a purchase of $1 million or more.
     o    $5,000 minimum investment ($2,000 for IRA and Keogh Plans).
     o    No purchase maximum.
     o    No conversion.

Class B Shares

     o    No front-end sales charge.
     o    Distribution and service plan (Rule 12b-1) fees of 1.00%.
     o    A contingent deferred sales charge, as described below.
     o    $5,000 minimum investment ($2,000 for IRA and Keogh Plans).
     o    $50,000 purchase maximum per transaction.
     o    Automatic conversion to Class A Shares eight years after purchase.

Class C Shares

     o    No front-end sales charge.
     o    Distribution and service plan (Rule 12b-1) fees of 1.00%.
     o A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
     o    $5,000 minimum investment ($2,000 for IRA and Keogh Plans).
     o    $500,000 purchase maximum per transaction.
     o    Automatic conversion to No Load Shares ten years after purchase.

When you purchase shares of a Fund, you must choose a share class. If none is chosen, your investment will be made in Class A Shares.

Information regarding the Funds' sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds' website since the Funds' website contains limited information. Further information is available free of charge by calling the Funds at 1-800-773-3863.

CLASS A SHARES

Class A Shares are sold subject to a maximum sales charge of 5.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Sales Charges. The public offering price of Class A Shares of the Funds is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

----------------------------------------- ----------------------- ----------------------- --------------------------------
                                               Sales Charge            Sales Charge           Dealer Discounts and
         Amount of Transaction                As % of Public           As % of Net            Brokerage Commissions
        At Public Offering Price              Offering Price         Amount Invested       As % of Public Offering Price
----------------------------------------- ----------------------- ----------------------- --------------------------------
Less than $25,000                                 5.75%                   6.10%                        5.00%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$25,000 but less than $50,000                     5.00%                   5.26%                        4.25%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$50,000 but less than $100,000                    4.50%                   4.71%                        3.75%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$100,000 but less than $250,000                   3.50%                   3.63%                        2.75%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$250,000 but less than $500,000                   2.50%                   2.56%                        2.00%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$500,000 but less than $750,000                   2.00%                   2.04%                        1.60%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$750,000 but less than $1,000,000                 1.50%                   1.52%                        1.20%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$1,000,000 or more*                                None                    None                        None
----------------------------------------- ----------------------- ----------------------- --------------------------------

     * A contingent deferred sales charge of 1.00% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is imposed and calculated in the same manner as the charge for Class C Shares.

     From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

     Reduced Sales Charges. Consistent with the policies of this Prospectus, certain investments may be combined for purposes of purchasing Class A Shares with a lower sales charge.

     o Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A Shares held in all accounts (e.g., non-retirement and retirement accounts) at the Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

     o Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A Shares of the Focused Advantage Fund and the Advantage Equity Fund. This privilege may be modified or eliminated at any time by the Trust without notice.

     o Rights of Accumulation. The sales charge applicable to a purchase of Class A Shares by an investor is determined by adding the purchase price of the shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A Shares of the Funds previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A Shares with an aggregate value of $50,000 and who currently owns Class A Shares of the Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

     o Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the Fund Shares Application.

     o Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A Shares of the Funds may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

o Employee benefit plans having more than 25 eligible employees or a minimum of $250,000.

o Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans.

o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.

o Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the Funds.

o    Individuals   investing   distributions   from  tax-deferred   savings  and
     retirement plans.

o Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Advisor may also waive the  front-end  sales  charges  under  certain  other
conditions.   Please  contact  the  Advisor  or  the  Distributor  to  determine eligibility for waived front-end sales charges.

CLASS B SHARES

Class B Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. The maximum purchase per transaction is $50,000.

Contingent Deferred Sales Charges. If you redeem your Class B Shares within the first six years of purchase, you may be subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:


        ------------------------------- ------------------------
              Year of Redemption          Contingent Deferred
                After Purchase                Sales Charge
        ------------------------------- ------------------------
                    First                        5.00%
        ------------------------------- ------------------------
                    Second                       4.00%
        ------------------------------- ------------------------
                    Third                        4.00%
        ------------------------------- ------------------------
                    Fourth                       3.00%
        ------------------------------- ------------------------
                    Fifth                        2.00%
        ------------------------------- ------------------------
                    Sixth                        1.00%
        ------------------------------- ------------------------
            Seventh and Following                 None
        ------------------------------- ------------------------

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class B Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by the applicable percentage. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class B Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class B Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class B Shares redeemed within six years of purchase may be waived in certain circumstances. See "Redeeming Your Shares - Contingent Deferred Sales Charge Waivers" below.

If you hold Class B Shares for eight years, they will automatically convert to Class A Shares without the payment of a sales load. Purchases of Class B Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

CLASS C SHARES

Class C Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. The maximum purchase per transaction is $500,000.

Contingent Deferred Sales Charges. If you redeem your Class C Shares within the first year of purchase you may be subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

        ------------------------------- ------------------------
              Year of Redemption          Contingent Deferred
                After Purchase                Sales Charge
        ------------------------------- ------------------------
                    First                        1.00%
        ------------------------------- ------------------------
             Second and Following                 None
        ------------------------------- ------------------------

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances. See "Redeeming Your Shares - Contingent Deferred Sales Charge Waivers" below.

If you hold Class C Shares for ten years, they will automatically convert to No Load Shares, which are offered in a separate prospectus. No Load Shares are subject to distribution and service plan (Rule 12b-1) fees of 0.25%. Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Funds in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund's net asset value per share for each class of shares is calculated by dividing the value of the Fund's total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of that Fund attributable to that class. The Funds' net asset value per share for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds' net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of the Funds' net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available using the Funds' normal pricing procedures. If such fair value price differs from the price that would have been determined using the Funds' normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Funds' normal pricing procedures. The performance of the Funds may also be affected if a portfolio security's fair value price were to differ from the security's price using the Funds' normal pricing procedures. The Funds may also not be able to receive the portfolio security's fair value if the Funds should sell the security. The Trustees monitor and evaluate the Funds' use of fair value pricing, and periodically review the results of any fair valuation under the Funds' policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. Each of the Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING SHARES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of each Fund. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Funds in good form. The orders will be priced at the particular fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of the Fund(s) owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

           Hillman Capital Management Funds
           Class A Shares, Class B Shares, or Class C Shares (please specify) c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable Fund to your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Purchases In Kind. You may, if the Advisor approves, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with that particular Fund's investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the particular Fund's valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for a particular Fund, please contact the Advisor at 1-800-773-3863. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute that particular Fund's net asset value.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the respective Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the appropriate Fund.

Exchange Feature. You may exchange shares of any of the Hillman Capital Management Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of the same class of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in each Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the appropriate Fund(s) will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow a Fund to identify the investor. A Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account, the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

           Hillman Capital Management Funds
           Class A Shares, Class B Shares, or Class C Shares (please specify) c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the applicable Fund, class of shares, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  Name of Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the
Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. However, the Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Contingent deferred sales charges will not apply to shares redeemed under this plan; however, for Class B Shares, redemptions pursuant to a systematic withdrawal plan will be subject to an annual limit. See "Redeeming Your Shares - Contingent Deferred Sales Charge Waivers" below. Call or write the Funds for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $5,000 during the notice period, the account will not be redeemed. Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind. The Funds do not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds' net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers. The contingent deferred sales charge imposed on Class B Shares and Class C Shares may be waived in the following circumstances:

o Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.

o    Tax-free returns of excess contributions to IRAs.

o Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

o    Redemptions of Class C Shares pursuant to a systematic withdrawal plan.

o For Class B Shares, redemptions pursuant to a systematic withdrawal plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the systematic withdrawal plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

o    Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Funds. Such waiver requests must be made at the time of redemption.

Reinstatement Privilege. If you sell Class B or Class C Shares of the Funds, you may reinvest some or all of the proceeds in the same share class within 90 days without a contingent deferred sales charge. Reinstated Class B or Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. This privilege can only be used once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

Miscellaneous. The Funds reserves the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; and (ii) suspend their offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds' portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds' portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries. Sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds' policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Funds' policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s);
(ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of a Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange shares of a Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will also not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Funds will distribute most of their income and realized gains to their shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends generally are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by a Fund will be designated as qualified dividend income. If a Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If a Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

Because the Class A, Class B, and Class C Shares are newly organized, there is no financial or performance information to be presented here. Once the information becomes available, you may request it at no charge by calling the Funds at 1-800-773-3863.

                             ADDITIONAL INFORMATION


________________________________________________________________________________

                        HILLMAN CAPITAL MANAGEMENT FUNDS

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
________________________________________________________________________________


Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Reports include a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:



     By telephone:       1-800-773-3863

     By mail:            Hillman Capital Management Funds
                         Class A Shares, Class B Shares, or Class C Shares c/o NC Shareholder Services
                         116 South Franklin Street
                         Post Office Box 4365
                         Rocky Mount, North Carolina  27803-0365

     By e-mail:          info@nottinghamco.com

     On the Internet:    www.hillmancapital.com



Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-10085

The Hillman Focused Advantage Fund - CUSIP Number 43162P108, NASDAQ Symbol HCMAX The Hillman Advantage Equity Fund - CUSIP Number 43162P207, NASDAQ Symbol HCMTX

________________________________________________________________________________

                        HILLMAN CAPITAL MANAGEMENT FUNDS

                              Each a series of the
                   Hillman Capital Management Investment Trust

                                 NO LOAD SHARES
________________________________________________________________________________


                                   PROSPECTUS
                                  July 10, 2006

This prospectus includes information about the two Hillman Capital Management Funds - The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a "Fund" and, collectively, the "Funds"). The Hillman Advantage Equity Fund was formerly known as The Hillman Total Return Fund. The Hillman Focused Advantage Fund seeks long-term capital appreciation. The Hillman Advantage Equity Fund seeks maximum total return consisting of long-term capital appreciation and current income.

This prospectus relates to the No Load Shares offered by the Funds. The Funds also offer Class A Shares, Class B Shares, and Class C Shares in a separate prospectus.


                               Investment Advisor
                               ------------------

                        Hillman Capital Management, Inc.
                         4733 Bethesda Avenue, Suite 325
                            Bethesda, Maryland 20814

                             www.hillmancapital.com

                                 1-800-773-3863


The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                           Page


THE FUNDS.....................................................................2
---------

    Investment Objectives.....................................................2
    Principal Investment Strategies...........................................2
         The Hillman Focused Advantage Fund...................................2
         The Hillman Advantage Equity Fund....................................3
         Disclosure of Portfolio Holdings.....................................4
    Principal Risks of Investing in the Funds.................................5
         Both Funds...........................................................5
         Focused Advantage Fund...............................................5
    Performance Information...................................................6
    Fees and Expenses of the Funds............................................9

MANAGEMENT OF THE FUNDS......................................................10
-----------------------

    The Investment Advisor....................................................10
    The Administrator.........................................................11
    The Transfer Agent........................................................11
    The Distributor...........................................................11

INVESTING IN THE FUNDS........................................................13
----------------------

    Minimum Investment........................................................13
    Purchase and Redemption Price.............................................13
    Purchasing Shares.........................................................14
    Redeeming Your Shares.....................................................16
    Frequent Purchases and Redemptions........................................18

OTHER IMPORTANT INVESTMENT INFORMATION........................................20
--------------------------------------

    Dividends, Distributions, and Taxes......................................20
    Financial Highlights.....................................................21
    Additional Information...........................................Back Cover

                                    THE FUNDS
                                    ---------

INVESTMENT OBJECTIVES

The Hillman Focused Advantage Fund ("Focused Advantage Fund") seeks long-term capital appreciation. The Focused Advantage Fund is a non-diversified series of the Hillman Capital Management Investment Trust ("Trust"). The Hillman Advantage Equity Fund ("Advantage Equity Fund") seeks maximum total return through a combination of long-term capital appreciation and current income. The Advantage Equity Fund is a diversified series of the Trust. The Funds' investment objectives may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

The Hillman Focused Advantage Fund

In seeking to achieve its objective, the Focused Advantage Fund invests primarily in common stocks of companies which Hillman Capital Management, Inc. ("Advisor") believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Focused Advantage Fund will invest so that, under normal circumstances, at least 80% of its total assets are invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days' prior notice to shareholders.

In selecting investments for the Focused Advantage Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

     o    dominance in a particular industry or niche market;
     o    management style and adaptability;
     o    strength of pricing and purchasing power;
     o    barriers to industry competition;
     o    strength of brand or franchise with commensurate brand loyalty; and
     o    quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

     o    price-to-earnings ratio;
     o    cash flow;
     o    balance sheet strength; and
     o    dividend growth potential.

The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 20 stocks. From time to time, the Focused Advantage Fund may also focus the Fund's assets in securities of one or more particular sectors of the economy. The sectors in which the Focused Advantage Fund may focus its investments are the financial, healthcare, retail, and technology sectors. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor's targeted percentage of total portfolio value for that security.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Focused Advantage Fund may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Focused Advantage Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Focused Advantage Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Focused Advantage Fund would indirectly pay both the Focused Advantage Fund's expenses and the expenses relating to those other investment companies with respect to the Focused Advantage Fund's assets invested in such investment companies. To the extent the Focused Advantage Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.


The Hillman Advantage Equity Fund

In seeking to achieve its objective, the Focused Advantage Fund invests primarily in common stocks of companies which the Advisor believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Advantage Equity Fund will invest so that, under normal circumstances, at least 80% of its total assets are invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days' prior notice to shareholders.

In selecting investments for the Advantage Equity Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

     o    dominance in a particular industry or niche market;
     o    management style and adaptability;
     o    strength of pricing and purchasing power;
     o    barriers to industry competition;
     o    strength of brand or franchise with commensurate brand loyalty;  and
     o    quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

     o    price-to-earnings ratio;
     o    cash flow;
     o    balance sheet strength; and
     o    dividend growth potential.

The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 45 stocks. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor's targeted percentage of total portfolio value for that security.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Advantage Equity Fund may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Advantage Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Advantage Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Advantage Equity Fund would indirectly pay both the Advantage Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Advantage Equity Fund's assets invested in such investment companies. To the extent the Advantage Equity Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.


Disclosure of Portfolio Holdings

The Funds may, from time to time, make available portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month, at the following website, http://www.nottinghamco.com. To reach this information, select the link "Fund Search" found in the top right-hand corner of the home page. Search for the Funds using key words such as "Hillman" and then select the link for the Focused Advantage Fund or the Advantage Equity Fund on the Fund Search Results page. Under the section entitled "Portfolio Holdings," there will be a link to the list of the Fund's complete portfolio holdings entitled "Click To View." This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Both Funds

An investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

o Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Funds may invest in growth-style stocks, their performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

o    Investment   Advisor  Risk.  The  Advisor's   ability  to  choose  suitable
     investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Focused Advantage Fund

In addition to the risks outlined above, which may affect both the Focused Advantage Fund and the Advantage Equity Fund, the Focused Advantage Fund will be subject to additional risks:

o Non-diversified Status. The Focused Advantage Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund. The Focused Advantage Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investment in those securities. As a result, changes in the market value of a single issuer could cause greater fluctuation in share price than would occur in a more diversified fund.

o Sector Focus. Another area of risk involves the potential focus of the Focused Advantage Fund's assets in securities of particular sectors. These sectors include the financial sector, healthcare sector, retail sector, and technology sector. Because the Focused Advantage Fund's investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Focused Advantage Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the sectors in which the Focused Advantage Fund may invest could be subject to greater government regulation than other sectors and, therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The specific risks for each of the sectors in which the Focused Advantage Fund may focus its investments include additional risks as described below:

     o Financial Sector. Companies in this sector are subject to risks including extensive governmental regulation; decreased profits resulting from changes in interest rates and loan losses, which usually increase in economic downturns; severe price competition; and increased inter-industry consolidation and competition; all of which may adversely affect the value of those holdings.

     o Healthcare Sector. Companies in this sector are subject to extensive litigation based on product liability and similar claims; dependence on patent protection and expiration of patents; competitive forces that make it difficult to raise prices; long and costly regulatory processes; and product obsolescence; all of which may adversely affect the value of those holdings.

     o Retail Sector. Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending. These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

     o Technology Sector. The performance of companies in this sector may be adversely affected due to the intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.


PERFORMANCE INFORMATION

The following total returns bar charts provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the No Load Shares' performance from year to year. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables provide an indication of the risks of investing in the Funds by showing how the No Load Shares' average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Focused Advantage Fund - No Load Shares


[BAR CHART HERE]


                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 2001 - -10.50%
                                 2002 - -21.01%
                                 2003 -  55.06%
                                 2004 -  21.76%
                                 2005 -  14.43%

     o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 28.61% (quarter ended June 30, 2003).

     o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was (23.93)% (quarter ended September 30, 2002).

     o The calendar year-to-date return of the Focused Advantage Fund as of the most recent calendar quarter was (0.54)% (quarter ended June 30, 2006).


------------------------------------------------------- --------------- --------------- ---------------
         Average Annual Total Returns                         Past           Past             Since
       Period Ended December 31, 2005                        1 Year         5 Year          Inception*
------------------------------------------------------- --------------- --------------- ---------------
Focused Advantage Fund - No Load Shares
   Before taxes                                              14.43%         8.84%            8.83%
   After taxes on distributions                              13.73%         8.67%            8.65%
   After taxes on distributions and sale of shares            9.78%         7.62%            7.60%
------------------------------------------------------- --------------- --------------- ----------------
S&P 500 Total Return Index**                                  4.91%         0.54%            0.54%
------------------------------------------------------- --------------- --------------- ----------------


     * December 29, 2000 (date of initial public investment of the Focused Advantage Fund)
     ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Advantage Equity Fund - No Load Shares


[BAR CHART HERE]


                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 2001 - - 0.98%
                                 2002 - - 7.74%
                                 2003 -  26.60%
                                 2004 -  13.02%
                                 2005 -   7.19%

     o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 13.91% (quarter ended June 30, 2003).
     o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.40)% (quarter ended September 30, 2002).
     o The calendar year-to-date return of the Advantage Equity Fund as of the most recent calendar quarter was 1.94% (quarter ended June 30, 2006).


------------------------------------------------------- --------------- --------------- ---------------
         Average Annual Total Returns                         Past           Past             Since
       Period Ended December 31, 2005                        1 Year         5 Year          Inception*
------------------------------------------------------- --------------- --------------- ---------------
Advantage Equity Fund - No Load Shares
   Before taxes                                              7.19%           6.98%           6.97%
   After taxes on distributions                              6.57%           6.43%           6.42%
   After taxes on distributions and sale of shares           4.80%           5.72%           5.71%
------------------------------------------------------- --------------- -------------- -----------------
S&P 500 Total Return Index**                                 4.91%           0.54%           0.54%
------------------------------------------------------- --------------- -------------- -----------------


     * December 29, 2000 (date of initial public investment of the Advantage Equity Fund)
     ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold No Load Shares of the Funds:

                     Shareholder Fees for the No Load Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

 Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) ................................................None
 Redemption Fee ..........................................................................None

              Annual Fund Operating Expenses for the No Load Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

                                                                  Focused              Advantage
                                                                  Advantage             Equity
                                                                    Fund                 Fund
                                                                    ----                 ----
 Management Fees..................................................  1.00%               1.00%
 Distribution and/or Service (12b-1) Fees.........................  0.25%               0.25%
 Other Expenses...................................................  0.64%               0.93%
                                                                    -----               -----
 Total Annual Fund Operating Expenses.............................  1.89%*              2.18%*
                                                                    =====               =====

     * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Funds for the fiscal year ended September 30, 2005. For this period, the Funds' Advisor and various service providers agreed to voluntarily waive or reduce certain expenses of the Funds. As a result of these voluntary waivers, for the fiscal year ended September 30, 2005 net total fund operating expenses for the Focused Advantage Fund and the Advantage Equity Fund were 1.75% and 1.75%, respectively, of the average daily net assets of the shares of the respective Fund. There can be no assurance that these voluntary waivers will continue in the future.


Example: This example shows you the expenses you may pay over time by investing in No Load Shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in one of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

-------------------------------------- ------------- -------------- ------------- --------------
                  Fund                    1 Year        3 Years       5 Years       10 Years
-------------------------------------- ------------- -------------- ------------- --------------
   Focused Advantage Fund                  $192          $594          $1,021        $2,212
-------------------------------------- ------------- -------------- ------------- --------------
   Advantage Equity Fund                   $221          $682          $1,169        $2,513
-------------------------------------- ------------- -------------- ------------- --------------

                             MANAGEMENT OF THE FUNDS
                             -----------------------

THE INVESTMENT ADVISOR

The Advisor is Hillman Capital Management, Inc., 4733 Bethesda Avenue, Suite 325, Bethesda, Maryland 20814. The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor has served as a registered investment advisor to the Funds since their inception. The executives and members of the advisory staff of the Advisor also have extensive experience in other capacities in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1998. As of December 31, 2005, the Advisor had approximately $370 million in assets under management.

The Funds are managed primarily by Mark A. Hillman, who has overall responsibility for the day-to-day management of the Funds' portfolios. Mr. Hillman is the founder and controlling shareholder of the Advisor. Mr. Hillman has served as President of the Advisor since 1998. The Funds' SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Funds.

The Advisor's Compensation. As compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund's average daily net assets at the annual rate of 1.00%. During the Funds' most recent fiscal year ending September 30, 2005, the Advisor voluntarily waived a portion of the advisory fees for each of the Funds. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

                                              Fees Paid to the Advisor
                 Fund                   as a Percentage of Average Net Assets
                 ----                   -------------------------------------

        Focused Advantage Fund                          0.93%
        Advantage Equity Fund                           0.62%

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Funds is available in the Funds' semi-annual report to shareholders for the six-month period ended March 31, 2006 and, when available, in the semi-annual report for the six-month period ending March 31, 2007. You may obtain a copy of these semi-annual reports, free of charge, upon request to the Funds.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds' shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.

When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The Investment Company Act of 1940, as amended ("1940 Act"), generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Funds pay to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Funds will adhere to
Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide services to the Funds.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated later in the section of this Prospectus, "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Distribution Plans. Each of the Funds has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plans"). The
Distribution Plans provide that each of the Funds will compensate the Distributor with assets attributable to the No Load Shares for activities primarily intended to result in the sale of those shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to those shares (this compensation is commonly referred to as "12b-1 fees"). Pursuant to the Distribution Plans, each of the Funds may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its No Load Shares. Because the 12b-1 fees are paid out of the Funds' assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Funds' Advisor or other service providers, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                             INVESTING IN THE FUNDS
                             ----------------------

MINIMUM INVESTMENT

The No Load Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell No Load Shares in the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Funds in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds' net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of the Funds' net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available using the Funds' normal pricing procedures. If such fair value price differs from the price that would have been determined using the Funds' normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Funds' normal pricing procedures. The performance of the Funds may also be affected if a portfolio security's fair value price were to differ from the security's price using the Funds' normal pricing procedures. The Funds may also not be able to receive the portfolio security's fair value if the Funds should sell the security. The Trustees monitor and evaluate the Funds' use of fair value pricing, and periodically review the results of any fair valuation under the Funds' policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. Each of the Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of each Fund. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Funds in good form. The orders will be priced at the particular fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of the Fund(s) owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

            Hillman Capital Management Funds
            No Load Shares
            c/o NC Shareholder Services
            116 South Franklin Street
            Post Office Box 4365
            Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable Fund to your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the

Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Purchases In Kind. You may, if the Advisor approves, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with that particular Fund's investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the particular Fund's valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for a particular Fund, please contact the Advisor at 1-800-773-3863. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute that particular Fund's net asset value.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the respective Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the appropriate Fund.

Exchange Feature. You may exchange No Load Shares of any of the Hillman Capital Management Funds for No Load Shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in each Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the appropriate Fund(s) will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow a Fund to identify the investor. A Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account, the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

           Hillman Capital Management Funds
           No Load Shares
           c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the applicable Fund, class of shares, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  Name of Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account. You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the
Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. However, the Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $5,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind. The Funds do not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the

Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds' net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. The Funds reserves the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; and (ii) suspend their offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds' portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds' portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries. Sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds' policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Funds' policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s);
(ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of a Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange shares of a Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will also not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Funds will distribute most of their income and realized gains to their shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends generally are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by a Fund will be designated as qualified dividend income. If a Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If a Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each of the Funds' financial performance since inception of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of the Funds. The financial data in the tables for the fiscal year ended September 30, 2005 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report covering such year is incorporated by reference into the SAI. The financial data in the tables for all other periods were audited by a different independent registered public accounting firm. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Reports of the Funds, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

   FOCUSED ADVANTAGE FUND - NO LOAD SHARES

--------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended     Year ended      Year ended   Year ended      Period ended
                                                       September 30,   September 30,  September 30, September 30,   September 30,
                                                           2005            2004           2003         2002          2001 (a)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.82         $9.63          $6.55         $7.51          $10.00
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
  Income (loss) from investment operations
     Net investment income (loss)                            0.00          0.03           0.04         (0.04)          (0.12)
     Net realized and unrealized gain (loss)
            on investments                                   2.92          2.17           3.08         (0.92)          (2.37)
                                                             ----          ----           ----          ----            ----
      Total from investment operations                       2.92          2.20           3.12         (0.96)          (2.49)
                                                             ----          ----           ----          ----            ----
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
  Distribution to shareholders from
     Net investment income                                  (0.01)        (0.01)         (0.04)         0.00            0.00
                                                             ----          ----           ----          ----            ----
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
Net asset value, end of period                             $14.73        $11.82          $9.63         $6.55           $7.51
                                                           ======        ======          =====         =====           =====
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
Total return                                                24.69 %       22.82 %        47.60 %      (12.67)%        (25.00)% (b)
                                                            =====         =====          =====         =====           =====
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
Ratios/supplemental data
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
  Net assets, end of period (in thousands)                 $65,180       $11,851        $5,157         $2,977         $2,864
  Average net assets for the period (in thousands)         $32,265        $8,329        $3,879         $3,628         $2,351
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
  Ratio of gross expenses to average net assets              1.89 %        2.58 %         3.93 %        4.06 %          6.32 % (c)
  Ratio of net expenses to average net assets                1.75 %        1.75 %         2.10 %        2.12 %          3.90 % (c)
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
  Ratio of net investment income (loss) to average
  net assets                                                 0.02 %        0.39 %         0.53 %       (0.46)%         (2.53)% (c)
------------------------------------------------------- ------------- -------------- ------------- -------------- ------------
  Portfolio turnover rate                                   39.94 %       37.80 %        41.37 %       67.29 %         52.56 %
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from December 29, 2000 (date of initial public investment) to September 30, 2001.
(b)  Not annualized.
(c)  Annualized.

   ADVANTAGE EQUITY FUND - NO LOAD SHARES

--------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended     Year ended      Year ended   Year ended      Period ended
                                                       September 30,   September 30,  September 30, September 30,   September 30,
                                                           2005            2004           2003         2002          2001 (a)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.56        $10.25          $8.51         $8.77          $10.00
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
  Income (loss) from investment operations
     Net investment income                                   0.09          0.13           0.14          0.10            0.01
     Net realized and unrealized gain (loss)
            on investments                                   1.40          1.27           1.83         (0.25)          (1.24)
                                                             ----          ----           ----         ------          ------
       Total from investment operations                      1.49          1.40           1.97         (0.15)          (1.23)
                                                             ----          ----           ----         ------          ------
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
  Less distributions to shareholders from
     Net investment income                                  (0.10)        (0.09)         (0.15)        (0.11)           0.00
     Net realized gain on investment transactions           (0.19)        (0.00)         (0.08)         0.00            0.00
                                                            ------        ------         ------         ----            ----
       Total distributions                                  (0.29)        (0.09)         (0.23)        (0.11)           0.00
                                                            ------        ------         ------        ------           ----
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
Net asset value, end of period                             $12.76        $11.56         $10.25         $8.51           $8.77
                                                           ======        ======         ======         =====           =====
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
Total return                                                13.02 %       13.63 %        23.46 %       (1.56)%        (12.50)% (b)
                                                            =====         =====          =====         ======         =======
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
Ratios/supplemental data
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
  Net assets, end of period (in thousands)                 $20,064       $15,354        $11,754        $6,288         $5,926
  Average net assets for the period (in thousands)         $18,682       $14,244         $8,448        $6,715         $4,220
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
  Ratio of gross expenses to average net assets              2.18 %        2.24 %         2.61 %        2.83 %          4.22 % (c)
  Ratio of net expenses to average net assets                1.75 %        1.75 %         1.83 %        1.80 %          2.78 % (c)
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
  Ratio of net investment income to average net assets       0.81 %        1.15 %         1.62 %        1.11 %          0.27 % (c)
------------------------------------------------------- ------------- -------------- ------------- -------------- --------------
  Portfolio turnover rate                                   12.11 %       17.14 %        19.71 %       40.37 %          6.03 %
------------------------------------------------------------------------------------------------------------------------------


(a) For the period from December 29, 2000 (date of initial public investment) to September 30, 2001.
(b)  Not annualized.
(c)  Annualized.



                             ADDITIONAL INFORMATION


________________________________________________________________________________


                        HILLMAN CAPITAL MANAGEMENT FUNDS

                                 NO LOAD SHARES

________________________________________________________________________________


Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Reports include a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:



    By telephone:        1-800-773-3863

    By mail:             Hillman Capital Management Funds
                         No Load Shares
                         c/o NC Shareholder Services
                         116 South Franklin Street
                         Post Office Box 4365
                         Rocky Mount, North Carolina  27803-0365

    By e-mail:           info@nottinghamco.com

    On the Internet:     www.hillmancapital.com



Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-10085

                       STATEMENT OF ADDITIONAL INFORMATION

                        HILLMAN CAPITAL MANAGEMENT FUNDS

                       THE HILLMAN FOCUSED ADVANTAGE FUND
                        THE HILLMAN ADVANTAGE EQUITY FUND

                              Each a series of the
                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
                  116 South Franklin Street, Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone 1-800-773-3863

                                  July 10, 2006



                                Table of Contents
                                -----------------

     OTHER INVESTMENT POLICIES...........................................2
     INVESTMENT LIMITATIONS..............................................8
     PORTFOLIO TRANSACTIONS..............................................9
     NET ASSET VALUE....................................................11
     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.....................11
     DESCRIPTION OF THE TRUST...........................................15
     ADDITIONAL INFORMATION CONCERNING TAXES............................16
     MANAGEMENT AND OTHER SERVICE PROVIDERS.............................18
     SPECIAL SHAREHOLDER SERVICES.......................................26
     DISCLOSURE OF PORTFOLIO HOLDINGS...................................28
     ADDITIONAL INFORMATION ON PERFORMANCE..............................29
     FINANCIAL STATEMENTS...............................................32
     APPENDIX A - DESCRIPTION OF RATINGS................................33
     APPENDIX B - PROXY VOTING POLICIES.................................37




This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, each dated the same date as this SAI, for the Class A Shares, Class B Shares, Class C Shares, and No Load Shares of The
Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each referred to as "Fund" and collectively, the "Funds") and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Funds' Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The  Hillman   Focused   Advantage   Fund  ("Focused   Advantage   Fund")  is  a
non-diversified series of the Hillman Capital Management Investment Trust ("Trust") and The Hillman Advantage Equity Fund ("Advantage Equity Fund") is a diversified series of the Trust. Prior to July 7, 2005, the Focused Advantage Fund was known as "The Hillman Aggressive Equity Fund." Prior to July 10, 2006, the Advantage Equity Fund was known as "The Hillman Total Return Fund." The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on July 14, 2000 as a Delaware statutory trust. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectuses for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Funds may invest.

Repurchase Agreements. Each Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees") has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. Hillman Capital Management, Inc. ("Advisor"), the Funds' investment advisor, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement that would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Funds may invest in money market instruments which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturities generally range from 2 to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Investment Companies. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Funds will not acquire securities of any one investment company if, immediately thereafter, a Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of a Fund's total assets, or securities issued by such company and securities held by a Fund issued by other investment companies would have an aggregate value in excess of 10% of a Fund's total assets, except as otherwise permitted by SEC rules. To the extent a Fund invests in other investment companies, the shareholders of a Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of a Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Funding Agreements. Within the limitations on investments in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferrable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Coporate and Municipal Debt Securities. The Funds may invest in fixed income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Funds may be any credit quality, maturity, or yield. Accordingly, the Funds' debt securities may include "investment grade" securities (those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Services ("S&P's"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion). In addition, the Funds' debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody's or BBB by S&P's or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody's or lower than BBB by S&P's or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody's, S&P's, and Fitch are attached as Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

U.S. Government Securities. The Funds may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Funds' shares.

Short Sales. The Funds may sell securities short (i) to hedge unrealized gains on portfolio securities or (ii) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Both Funds may also short sell "against the box" (A short sale is made by selling a security a Fund does not own. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The Advisor does not intend to utilize short sales "against the box" on a regular basis. However, under no circumstances will the Advisor commit more than 25% of a Fund's assets to short sales "against the box."

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain a Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on their initial and variation margin deposits.

The Funds will incur brokerage fees when they purchase and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for a Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Funds' current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Funds may purchase and write exchange-traded call and put options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

The Funds will write only options on futures contracts that are "covered." A Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, a Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, a Fund owns a security deliverable under the futures contract. A Fund will be considered "covered" with respect to a call option it has written on a securities index future if a Fund owns, so long as a Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, a Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for a Fund. If the option is exercised, a Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the particular Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Funds will not engage in transactions in futures contracts and related options for speculation. In addition, the Funds will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations) or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of a Fund's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with a Fund's custodian, thereby ensuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Fund, the securities underlying such futures contracts or options will at all times be maintained by a Fund or, in the case of index futures and related options, a Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. The risks associated with option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Writing Call Options. The Funds will write covered call options both to reduce the risks associated with certain of their investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that, in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a Fund. When an underlying security is sold from a Fund's securities portfolio, a Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Fund writes a put option, a Fund will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to close out positions. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. A Fund may write covered put and call options and purchase put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or securities it intends to purchase. The Funds write only "covered" options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by a Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, a Fund segregates with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Total Return Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Funds' use of securities index options is subject to certain risks. A Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on securities indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in a Fund's portfolio securities. Consequently, a Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of a Fund's put options on the securities indexes. It is also possible that there may be a negative correlation between the index and a Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on securities indexes acquired by a Fund.

Forward Commitment & When-Issued Securities. The Funds may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, a Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A "majority" for this purpose, means, with respect to a Fund, the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

With respect to 75% of its total assets, the Advantage Equity Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

In addition, as a matter of fundamental policy, neither the Focused Advantage Fund nor the Advantage Equity Fund may:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Funds may invest in the readily marketable securities of companies which own or deal in such things; purchase or sell commodities or commodities contracts (although it may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options);

(3) Underwrite securities issued by others except to the extent the Funds may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Participate on a joint or joint and several basis in any trading account in securities;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations), but the Focused Advantage Fund MAY invest more than 25% of the value of its total assets in one or more sectors as described under the non-fundamental operating restrictions below;

(7) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(8) Issue senior securities, borrow money, or pledge its assets. The Funds also have adopted a number of non-fundamental operating restrictions. These restrictions may be changed by the Trustees without shareholder approval.

Under these non-fundamental operating restrictions, the Focused Advantage Fund may not invest more than 25% of the value of its total assets in any one sector, EXCEPT that the Focused Advantage Fund may invest more than 25% of the value of its total assets in one or more of the following sectors: financial sector, healthcare sector, retail sector, and technology sector.

In addition, under the Funds' non-fundamental operating restrictions, neither the Focused Advantage Fund nor the Advantage Equity Fund may:

(1) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or its investment advisor own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(3) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; or

(4)  Purchase  foreign   securities  (except  the  Funds  may  purchase  foreign
     securities sold as American Depository Receipts without limit).

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

With respect to fundamental investment limitation #6 above, the Focused Advntage Fund cannot invest more than 25% of its total assets in any one industry or group of industries, but may invest more than 25% of its total assets in the sectors described above. For example, the Focused Advantage Fund might invest more than 25% of its total assets in the financial sector, but would not invest more than 25% of its total assets in a particular industry in the financial sector, such as banking or insurance.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with the these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds' shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for each of the Funds will be made independently from those for the other Fund and any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to a Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended  September  30,  2005,  2004,  and 2003,  the Focused
Advantage Fund paid brokerage commissions of $113,565, $17,104, and $14,243, respectively; and the Advantage Equity Fund paid brokerage commissions of $7,398, $10,439, and $11,327, respectively. The increase in brokerage commissions paid by the Focused Advantage Fund for each of these years from the prior year was primarily due to increased trading resulting from growth in the Fund's total assets as well as an increased number of portfolio transactions due to market conditions.

                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The net asset value per share of each class of shares of the Funds is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each class of shares of the Funds will not be calculated.

The net asset value per share of each class of shares of the Funds is calculated separately by adding the value of a Fund's securities and other assets belonging to the Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of shares will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees) will be charged against that class. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Funds are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to "Purchasing Shares" and "Redeeming Your Shares" in the Prospectuses for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectuses:

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Funds' distributor, Capital Investment Group, Inc. ("Distributor"), or the Funds directly. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The purchase price of shares of each Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Funds in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" above. The net asset value per share of each Fund is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price caculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price caluclated as of that time on the next business day.

Each Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and
(iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges. The public offering price of Class A Shares of the Funds equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as described in the table below. No front-end sales charge is imposed with respect to the Class B Shares, Class C Shares, and No Load Shares of the Funds.

----------------------------------------- ----------------------- ----------------------- --------------------------------
                                               Sales Charge            Sales Charge       Dealer Discounts and Brokerage
         Amount of Transaction                As % of Public           As % of Net                  Commissions
        At Public Offering Price              Offering Price         Amount Invested       As % of Public Offering Price
----------------------------------------- ----------------------- ----------------------- --------------------------------
Less than $25,000                                 5.75%                   6.10%                        5.00%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$25,000 but less than $50,000                     5.00%                   5.26%                        4.25%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$50,000 but less than $100,000                    4.50%                   4.71%                        3.75%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$100,000 but less than $250,000                   3.50%                   3.63%                        2.75%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$250,000 but less than $500,000                   2.50%                   2.56%                        2.00%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$500,000 but less than $750,000                   2.00%                   2.04%                        1.60%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$750,000 but less than $1,000,000                 1.50%                   1.52%                        1.20%
----------------------------------------- ----------------------- ----------------------- --------------------------------
$1,000,000 or more*                                None                    None                        None
----------------------------------------- ----------------------- ----------------------- --------------------------------

* A contingent deferred sales charge of 1.00% is imposed on shares redeemed within one year of a purchase of $1 million or more.

The Distributor may, out of its own resources and assets, pay commissions to broker-dealers on shares sold in Class B Shares and Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed. The Distributor may pay such broker-dealers a commission of up to 5% of the amount invested in Class B Shares subject to a contingent deferred sales charge. For purchases of Class C Shares, the Distributor may pay a commission of up to 1% of the amount invested subject to a contingent deferred sales charge.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

Dealers. The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges.

Purchases by Related Parties. Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Concurrent Purchases. For purposes of qualifying for a lower front-end sales charge for Class A Shares, investors have the privilege of combining concurrent purchases of the Class A Shares of the Focused Advantage Fund and the Advantage Equity Fund, as well as shares of any future series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. For example, if a shareholder concurrently purchases Class A Shares of the Focused Advantage Fund at the total public offering price of $50,000 and purchases Class A Shares of the Advantage Equity Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Fund then being purchased, including any concurrent purchases as described above, plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of Class A Shares of the Funds and shares of all other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge for Class A Shares by executing a letter of intent. A letter of intent allows an investor to purchase Class A Shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of Class A Shares of the Funds and shares of all other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Funds to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Funds are authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application for the Class A Shares, or is otherwise available from the Funds. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Within 90 days after a redemption of Class A Shares of a Fund, investors may reinvest the proceeds from the redemption, without a sales charge, in either Class A Shares of the Funds or shares of other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. If the shares of the Fund or other series to be acquired are sold with a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the Fund or other series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Groups. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Funds at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Funds, the Funds may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Funds, the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Class A Shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Funds or the Distributor. The public offering price of Class A Shares of the Funds may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Plans Under Rule 12b-1. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") for each of the Funds (see "Management of the Funds - The Distributor - Distribution Plans" in the Funds' Prospectuses). Under the Plans, the Funds annually may expend a percentage of the average net asset value attributable to the Class A Shares, Class B Shares, Class C Shares, and No Load Shares to finance any activity which is primarily intended to result in the sale of those shares and the servicing of shareholder accounts with respect to those shares, provided the Trustees have approved the category of expenses for which payment is being made. Each of the Funds may expend up to 0.25% of the average daily net assets attributable to its Class A Shares and No Load Shares and up to 1.00% of the average daily net assets attributable to its Class B Shares and Class C Shares. The 0.25% fee for the Class A Shares and No Load Shares is a service fee. The 1.00% fee for the Class B Shares and Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Such expenditures paid as service fees to any person who sells shares of a Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plans to the Funds include improved shareholder servicing, savings to a Fund in transfer agency costs, benefits to the investment process from growth and stability of assets, and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by a Fund will be borne by such persons without any reimbursement from a Fund. Subject to policies and procedures established by the Board, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

From time to time,  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plans and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Funds and that there is a reasonable likelihood of its providing a benefit to the Funds. The Trustees have made such a determination for the current year of operations under the Plans. The Plans, the Distribution Agreement, and any dealer agreement with any broker/dealers (each, a "Dealer Agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to a particular class of shares, by a majority vote of the outstanding voting stock of that class. Any amendment materially increasing the maximum percentage payable under the Plans, with respect to a particular class of shares, must likewise be approved by a majority vote of the outstanding shares of that class, as well as by a majority vote of those Trustees who are not "interested persons." Any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees having no interest in the Plans. In order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Trustees for their review.

Payments under the Funds' 12b-1 Plans for the fiscal years ended September 30, 2005, 2004, and 2003 totaled $80,663, $20,821, and $9,697, respectively, for the
No Load Shares of the Focused Advantage Fund; and $46,705, $35,611, and $21,121, respectively, for the No Load Shares of the Advantage Equity Fund. These payments were spent primarily on compensation to broker-dealers for the sale of the Funds' shares. The Class A Shares, Class B Shares, and Class C Shares are newly organized and have not yet completed a fiscal year.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Funds - Redeeming Your Shares," each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.


                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated statutory trust organized under Delaware law on July 14, 2000, is an open-end investment management company. The Trust Instrument of the Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust Instrument currently provides for the shares of two series, The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund, both managed by Hillman Capital Management, Inc. of Bethesda, Maryland. The shares of each Fund are divided into four classes which are described in the Prospectuses:
Class A Shares, Class B Shares, Class C Shares, and No Load Shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan that contains the general characteristics of, and conditions under which, the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable.

The Trust Instrument provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Funds declare a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2006) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds' officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees"), the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), and each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
                                                                                           Number of
                                                                                         Portfolios in
                          Position(s)                                                    Fund Complex
     Name, Age,           held with    Length of            Principal Occupation(s)       Overseen by       Other Directorships
       and Address        Fund/Trust   Time Served          During Past 5 Years             Trustee           Held by Trustee
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
                                                         Independent Trustees
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
Jack E. Brinson, 73       Trustee     Since 12/2000 Retired    since    January    2000;       2       Independent  Trustee  of the
                                                    Previously,    President,    Brinson               following  -  Gardner  Lewis
                                                    Investment       Co.       (personal               Investment   Trust  for  the
                                                    investments) and President,  Brinson               three  series of that trust;
                                                    Chevrolet, Inc. (auto dealership).                 The  Nottingham   Investment
                                                                                                       Trust II for the six  series
                                                                                                       of    that    trust;     New
                                                                                                       Providence  Investment Trust
                                                                                                       for the one  series  of that
                                                                                                       trust;      The     Piedmont
                                                                                                       Investment Trust for the one
                                                                                                       series  of that  trust;  and
                                                                                                       Tilson  Investment Trust for
                                                                                                       the two series of that trust
                                                                                                       (all  registered  investment
                                                                                                       companies) -

------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------

                                                     18

------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
Theo H. Pitt, Jr., 69     Trustee     Since 12/2000 Senior Partner,  Community Financial       2       Independent  Trustee  of the
                          and                       Institutions     Consulting    (bank               following  -  Gardner  Lewis
                          Chairman                  consulting)  since 1997 and  Account               Investment   Trust  for  the
                                                    Administrator,     Holden     Wealth               three  series of that trust;
                                                    Management    Group   of    Wachovia               The   Piedmont    Investment
                                                    Securities  (money  management firm)               Trust for the one  series of
                                                    since September 2003.                              that   trust;   and   Tilson
                                                                                                       Investment Trust for the two
                                                                                                       series  of that  trust  (all
                                                                                                       registered        investment
                                                                                                       companies)


------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
                                                Interested Trustee*
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
Mark A. Hillman, 43       Trustee     Trustee and   President,      Hillman      Capital       2                    None
4733 Bethesda Avenue      and         President     Management,     Inc.     (investment
Suite 325                 President   since 12/2000 advisor to the  Funds);  previously,
Bethesda, MD 20814        (Principal                Chief  Investment  Officer,  Menocal
                          Executive                 Capital       Management,       Inc.
                          Officer)                  (investment advisor).
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
* Basis of Interestedness.  Mr. Hillman is an Interested Trustee because he is an officer of Hillman Capital Management, Inc., the investment advisor to the Funds.
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Other Officers
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
Tracey L. Hendricks, 38** Assistant   Since 12/2004 Vice    President    of    Financial      n/a                    n/a
                          Secretary                 Reporting,  Tax, Internal Audit, and
                                                    Compliance of The Nottingham Company
                                                    since   2004;     previously,   Vice
                                                    President of Special Projects of The
                                                    Nottingham Company from 2001 to 2004.
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
Fletcher D. Perkins, 28   Treasurer   Since 12/2002 Analyst,       Hillman       Capital      n/a                    n/a
4733 Bethesda Avenue      (Principal                Management,    Inc.,   since   2002;
Suite 325                 Financial                 Account Manager,  Netivity Solutions
Bethesda, MD 20814        Officer)                  (computer   network   service)  from
                                                    January 2001 to October 2001.
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
C. Frank Watson III, 35   Chief       Since 5/2006  Manager,     Fairview     Investment      n/a                    n/a
107 Glenwood Avenue       Compliance                Services,  LLC (investment services)
Raleigh, NC 27603         Officer                   since   June    2005;    previously,
                                                    President   and   Chief    Operating
                                                    Officer,   The  Nottingham   Company
                                                    (administrator to the Funds).
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
Julian G. Winters, 37**   Secretary   Secretary     Vice            President-Compliance      n/a                    n/a
                          and         since         Administration,    The    Nottingham
                          Assistant   12/2004;      Company.
                          Treasurer   Assistant
                                      Treasurer
                                      since
                                      12/2002
------------------------- ----------- ------------- ------------------------------------ ------------- ----------------------------
** Ms. Hendricks and Mr. Winters are sister-in-law and brother-in-law.
-----------------------------------------------------------------------------------------------------------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

     Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit
     Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Funds' last fiscal year.

     Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Funds' last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Funds should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Funds is entitled to vote presents a conflict between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Advisor, principal underwriter or an affiliated person of the Funds, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds' last fiscal year.

     Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Beneficial Equity Ownership Information. The table below shows the amount of the Funds' equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee's investments in equity securities of the Trust complex as of a valuation date of December 31, 2005. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

----------------------------- ------------------------ ------------ --------------------------
                                                          Dollar      Aggregate Dollar Range
                                                        Range of    of Equity Securities in All
                                                         Equity      Funds Overseen or to be
                                                       Securities    Overseen by Trustee in
                                                         in the       Family of Investment
     Name of Trustee                   Funds              Fund           Companies*
----------------------------- ------------------------ ------------ --------------------------
                                    Independent Trustees
----------------------------------------------------------------------------------------------
Jack E. Brinson               Focused Advantage Fund        A
----------------------------- ------------------------ ------------ --------------------------
                              Advantage Equity Fund         A
----------------------------- ------------------------ ------------ --------------------------
                                                                                A
----------------------------- ------------------------ ------------ --------------------------
Theo H. Pitt, Jr.             Focused Advantage Fund        A
----------------------------- ------------------------ ------------ --------------------------
                              Advantage Equity Fund         A
----------------------------- ------------------------ ------------ --------------------------
                                                                                A
----------------------------- ------------------------ ------------ --------------------------
                                     Interested Trustee
----------------------------- ------------------------ ------------ --------------------------
Mark A. Hillman               Focused Advantage Fund        E
----------------------------- ------------------------ ------------ --------------------------
                              Advantage Equity Fund         B
----------------------------- ------------------------ ------------ --------------------------
                                                                                E
----------------------------- ------------------------ ------------ --------------------------

   *Includes the two Funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2005, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $4,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*

-----------------------------  ------------------  ---------------------  --------------------  ----------------------
                                                         Pension
                                  Aggregate             Retirement                                      Total
                                 Compensation        Benefits Accrued       Estimated Annual         Compensation
                               from each of the      As Part of Fund         Benefits Upon        from the Trust Paid
    Name of Trustee                 Funds                 Expenses            Retirement             to Trustees**
-----------------------------  ------------------  ---------------------  --------------------  ----------------------
Jack E. Brinson                     $2,050                 None                  None                  $4,100
-----------------------------  ------------------  ---------------------  --------------------  ----------------------
Theo H. Pitt, Jr.                   $2,050                 None                  None                  $4,100
-----------------------------  ------------------  ---------------------  --------------------  ----------------------


     * Figures are for the fiscal year ended September 30, 2005. Each Trustee who is not an "interested person" of the Trust received a fee of $2,000, plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone.
     ** Each of the Trustees serves as a Trustee to the two Funds of the Trust.

Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Funds file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. Each Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC's website at http://www.sec.gov.

Control Persons and Principal Holders of Voting Securities. As of April 15, 2006, the Trustees and officers of the Trust, as a group, owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Class A Shares, Class B Shares, Class C Shares, and No Load Shares of the Focused Advantage Fund and the Advantage Equity Fund, respectively. On that same date, the following shareholder(s) owned of record more than 5% of the outstanding shares each class of shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of shares of the Funds as of April 15, 2006.

                             FOCUSED ADVANTAGE FUND

                                 Class A Shares

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

None

                                       21

                                 Class B Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

None

                                 Class C Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

None

                                 No Load Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Charles Schwab & Co, Inc.                        3,680,924.035 Shares                         53.95 %*
Special Custody Account For The
Benefit Of Our Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104

                              ADVANTAGE EQUITY FUND

                                 Class A Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

None

                                 Class B Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

None

                                 Class C Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

None

                                       22

                                 No Load Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Charles Schwab & Co, Inc.                         540,100.999 Shares                          32.85 %*
Special Custody Account For The
Benefit Of Our Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104

NFS LLC                                           115,208.579 Shares                           7.01 %
FMT CO CUST IRA
FBO James David Nicoll
1855 Kingswood Road
Buffalo Jct, Virginia 24529

NFS LLC                                            84,906.932 Shares                           5.16 %
Dorothy F. Long, Trustee
Long Survivors Trust
6290 Red Fox Estates Court
Springfield, Virginia 22152-2235


     * Deemed to "control" the indicated class of shares of that Fund, as defined by applicable SEC regulations. The Funds believe that such entity does not have a beneficial ownership interest in such shares.

Investment Advisor. Information about Hillman Capital Management, Inc., 4733 Bethesda Avenue, Suite 325, Bethesda, Maryland 20814, and its duties and compensation as Advisor is contained in the Prospectuses. The Advisor is controlled by Mark A. Hillman, a Trustee and officer of the Trust who owns approximately 75% of the Advisor's outstanding voting securities. The Advisor supervises the Funds' investments pursuant to the investment advisory agreement for the Funds ("Advisory Agreement"). The Advisory Agreement was effective for an initial two-year period and is currently renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of a Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on 60-days' notice by the Funds (as approved by the Trustees or by vote of a majority of a Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund's investments in accordance with the stated policies of each Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio manager for the Focused Advantage Fund and the Advantage Equity Fund is Mark A. Hillman, President of the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Monthly compensation of the Advisor with regards to the Focused Advantage Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. For the fiscal years ended September 30, 2005, 2004, and 2003, the Advisor received $301,312 (after waivers of $21,341), $49,835 (after waivers of $33,450), and $19,231 (after waivers of $19,557), respectively, for its services to the Fund.

Monthly compensation of the Advisor with regards to the Advantage Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. For the fiscal years ended September 30, 2005, 2004, and 2003, the Advisor received $115,376 (after waivers of $71,442), $93,937 (after waivers of $48,507), and $61,919 (after waivers of $22,564), respectively, for its services to the Fund.

Portfolio Manager

Compensation. Mark A. Hillman is the Funds' portfolio manager. He is a principal of the Advisor and his compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor's assets under management. Compensation is not directly linked to the Funds' performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor's distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of the end of the Funds' fiscal year ended September 30, 2005 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

------------------------- -------------------------- -------------------- --------------------
                                                                           Aggregate Dollar
                                                       Dollar Range of      Range of Equity
   Name of Portfolio                                  Equity Securities    Securities in All
        Manager                     Fund                 in the Fund             Funds
------------------------- -------------------------- -------------------- --------------------
Mark A. Hillman           Focused Advantage Fund              C
------------------------- -------------------------- -------------------- --------------------
                          Advantage Equity Fund               B
------------------------- -------------------------- -------------------- --------------------
                                                                                   C
------------------------- -------------------------- -------------------- --------------------

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Funds' fiscal year ended September 30, 2005.

-------------------------------- ------------------------------- ------------------------------- -------------------------------
       Portfolio Manager             Registered Investment          Other Pooled Investment              Other Accounts
                                           Companies                        Vehicles
                                           ---------                        --------
                                    Number of                       Number of                       Number of
                                    Accounts      Total Assets      Accounts      Total Assets       Accounts     Total Assets
-------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Mark A. Hillman                        0               $0              0               $0             329         $220,244,334
-------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Accounts where advisory fee is         0               $0              0               $0              1          $52,432,257
based upon account performance
-------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------

Conflicts of Interests. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients ("Other Accounts"). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

     Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Funds. The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Funds, or vice versa.

     Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products. Differences in the compensation structures of the Advisor's investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (i) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones and other communications facilities, and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law;
(v) assists the preparation by third parties of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assist in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon the average daily net assets of the Focused Advantage Fund and the Advantage Equity Fund for fund administration, is at the annual rate of 0.125% on the first $50 million of each of the Funds' net assets; 0.10% on the next $50 million; and 0.075% on all assets over $100 million with a minimum fund administration fee of $2,000 per month per fund. The Administrator also will receive a monthly fund accounting fee of $2,250 for accounting and recordkeeping services for each of the Funds, with an additional $750 per month for each additional class of shares of the Funds, and an annual asset based fee of one basis point for each of the Funds. For the fiscal year ended September 30, 2005, the Administrator received $29,804 (after waivers of $10,528) in fund administration fees and $29,384 (after waivers of $842) in fund accounting fees from the Focused Advantage Fund. For the fiscal year ended September 30, 2004, the Administrator voluntarily waived its fund administration fees and received $15,713 (after waivers of $12,120) in fund accounting fees from the Focused Advantage Fund. For the fiscal year ended September 30, 2003, the Administrator voluntarily waived its fund administration fees and fund accounting fees for the Focused Advantage Fund. For the fiscal year ended September 30, 2005, the Administrator received $18,509 (after waivers of $4,843) in fund administration fees and $27,989 (after waivers of $879) in fund accounting fees from the Advantage Equity Fund. For the fiscal year ended September 30, 2004, the Administrator received $6,078 (after waivers of $11,727) in fund administration fees and received $27,000 (after waivers of $1,424) in fund accounting fees from the Advantage Equity Fund. For the fiscal year ended September 30, 2003, the Administrator voluntarily waived its fund administration fees and received $9,000 (after waivers of $18,820) in fund accounting fees from the Advantage Equity Fund. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum aggregate annual fee of $4,800 ($400 per month). The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,750 per month per fund, plus an additional $500 per month for each additional class of shares. The Transfer Agent received $11,086 (after waivers of $10,500) of this fee from the Focused Advantage Fund and received $19,500 (after waivers of $1,500) of this fee from the Advantage Equity Fund for the fiscal year ended September 30, 2005. The Transfer Agent voluntarily waived this fee for the Focused Advantage Fund and received $18,000 (after waivers of $1,750) of this fee from the Advantage Equity Fund for the fiscal year ended September 30, 2004. The Transfer Agent voluntarily waived this fee for the

Focused Advantage Fund and received $6,000 (after waivers of $1,016) of this fee from the Advantage Equity Fund for the fiscal year ended September 30, 2003.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each Fund's shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.

In this regard, the Distributor has agreed, at its own expense, to qualify as a broker-dealer under all applicable federal or state laws in those states which either Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for that Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

Custodian. U.S. Bank, N.A., successor to Wachovia Bank, N.A. ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund's request and maintains records in connection with its duties as custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of a Fund held by the Custodian plus additional out-of-pocket and transaction expenses incurred by the Funds.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist Trust legal counsel in preparing and updating the Trust's compliance manual and assist the Trust's Chief Compliance Officer in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves as the independent registered public accounting firm for the Funds, audits the annual financial statements of the Funds, prepares the Funds' federal, state and excise tax returns, and consults with the Funds on matters of accounting and federal and state income taxation.

The independent registered public accounting firm will audit the financial statements of each Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Funds.


                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their accounts. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares of a particular class with a value of $10,000 or more may establish a systematic withdrawal plan for the applicable class of shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. Each Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Investing in the Funds - Redeeming Your Shares - Signature Guarantees" in the Prospectuses). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon 60 days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-773-3863, or by writing to:

                        Hillman Capital Management Funds
                 Class A Shares, Class B Shares, Class C Shares,
                       or No Load Shares (please specify)
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the particular Fund. The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of a Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Funds - Purchase and Redemption Price" in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving securities would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (i) a Fund's name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Funds' policy, the Funds and Advisor generally will not disclose the Funds' portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds' portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds' fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds' Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or Advisor may, from time to time, provide additional portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month. The Funds will generally make this information available to the public on its website at http://www.nottinghamco.com within ten days of the end of the calendar month and such information will remain available until new information for the next month is posted. The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Funds' website.

The officers of the Funds and/or Advisor may share non-public portfolio holdings information with the Funds' service providers that require such information for legitimate business and Fund oversight purposes such as the Funds' fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Funds' Prospectuses and SAI; Investor Responsibility Research Center, a proxy voting service that assists the Advisor in voting proxies for the Funds; and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), PrinterLink Communications Group, Inc., and Riverside Printing, Inc., financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds' service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the officers of the Funds and/or Advisor determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds' portfolio holdings information.

The Funds' policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Funds' portfolio holdings to unauthorized third parties. The Funds have not entered (and do not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of each class of shares of the Funds refers to the average annual compounded rate of return over the stated period that would equate an initial investment in a particular class of shares of a Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of each Fund or class of a Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each class of shares of the Funds for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where    P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = Ending Redeemable Value of a hypothetical initial payment of
               $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVd

Where    P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATVd = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATVdr

Where    P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions and redemptions)
         n = number of years
         ATVdr = Ending Redeemable Value of a
             hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Funds' performance for any specified period in the future.

Each Fund may also compute the "cumulative total return" of each class of shares of the Funds, which represents the total change in value of an investment in a particular class of shares of a Fund for a specified period (again reflecting changes in share prices and assuming reinvestment of distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the return is aggregated, rather than annualized. The Funds may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Funds' performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes on distributions of the No Load Shares of the Focused Advantage Fund for the one-year period ended September 30, 2005 and the period since December 29, 2000, date of initial public investment in the Funds ("Inception"), through September 30, 2005 were 24.69% and 8.60%, respectively. The cumulative total return before taxes on distributions of the No Load Shares of the Focused Advantage Fund since Inception through September 30, 2005 was 48.06%. The average annual total returns after taxes on distributions of the No Load Shares of the Focused Advantage Fund for the one-year period ended September 30, 2005 and the period since Inception through September 30, 2005 were 24.67% and 8.56%, respectively. The cumulative total return after taxes on distributions of the No Load Shares of the Focused Advantage Fund since Inception through September 30, 2005 was 47.80%. The average annual total returns after taxes on distributions and sale of shares of the No Load Shares of the Focused Advantage Fund for the one-year period ended September 30, 2005 and the period since Inception through September 30, 2005 were 16.05% and 7.44%, respectively. The cumulative total return after taxes on distributions and sale of shares of the No Load Shares of the Focused Advantage Fund since Inception through September 30, 2005 was 40.68%.

The average annual total returns before taxes on distributions of the No Load Shares of the Advantage Equity Fund for the one-year period ended September 30, 2005 and the period since Inception through September 30, 2005 were 13.02% and 6.77%, respectively. The cumulative total return before taxes on distributions of the No Load Shares of the Advantage Equity Fund since Inception through September 30, 2005 was 36.58%. The average annual total returns after taxes on distributions of the No Load Shares of the Advantage Equity Fund for the one-year period ended September 30, 2005 and the period since Inception through September 30, 2005 were 12.54% and 6.33%, respectively. The cumulative total return after taxes on distributions of the No Load Shares of the Advantage Equity Fund since Inception through September 30, 2005 was 33.89%. The average annual total returns after taxes on distributions and sale of shares of the No Load Shares of the Advantage Equity Fund for the one-year period ended September 30, 2005 and the period since Inception through September 30, 2005 were 8.78% and 5.59%, respectively. The cumulative total return after taxes on distributions and sale of shares of the No Load Shares of the Advantage Equity Fund since Inception through September 30, 2005 was 29.52%.

Since the Class A Shares, Class B Shares, and Class C Shares are newly organized, there are no average annual total returns or cumulative total returns to report for those classes.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectuses to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds, such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended September 30, 2005, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS


The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of the securities in which the Funds may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B - Obligations rated B are considered speculative and are subject to high credit risk.

     Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term  rating  of  the  issuer,  its  guarantor,   or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation
     o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES


The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy; and

     (2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Hillman Capital Management Investment Trust ("Trust") and each of its series of shares, the Hillman Focused Advantage Fund and the Hillman Advantage Equity Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

          The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

          The Board believes that Hillman Capital Management, Inc. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

          (i)  to make the proxy voting decisions for each Fund; and
          (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

          The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

     C.   Conflicts

          In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

          Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

          In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

          Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;
         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv)     The shareholder  meeting date;
         (v)      A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the  matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

         Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

         Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)      A copy of this Policy;
     (ii)     Proxy statements received regarding each Fund's securities;
     (iii)    Records of votes cast on behalf of each Fund; and
     (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

          The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

          The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

This Policy may be amended, from time to time, as determined by the Board.



Adopted as of this 17th day of June, 2003.

                        HILLMAN CAPITAL MANAGEMENT, INC.

            AMENDED AND RESTATED PROXY VOTING POLICIES AND PROCEDURES


Hillman Capital Management, Inc. (the "Adviser") shall vote proxies related to securities held by mutual funds for which we serve as the investment adviser in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.

The Adviser's authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission ("SEC") governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

o    maintain or strengthen the shared interests of stockholders and management;
o    increase shareholder value; and
o    maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above interests. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where the means are threatened, must not be compromised.

We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

We believe that proposals addressing strictly social or political issues are not relevant to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

We (and our employees) and/or an independent third party provider shall vote in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot.

We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee, consisting of Mark A. Hillman, Alec S. Graham, Sean M. Greely, and Fletcher D. Perkins. The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:

     o If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;
     o We may disclose the potential conflict to our clients and obtain the consent of each of our clients before voting such securities pro-rata in accordance with the interests of our clients; or
     o We may engage an independent third-party to determine how the proxy should be voted.

We will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior portfolio managers actually knew or reasonably should have known of the potential conflict.

We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

To the extent each of The Hillman Advantage Equity Fund or The Hillman Focused Advantage Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, the Adviser will vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.

Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which we are responsible for voting proxies upon written request. We shall keep the following records in an easily accessible place for a period of at least five years, the first two years in our offices:

          o    Our Proxy Voting Policies and Procedures;
          o Proxy statements received for client securities (we may rely on filings made on the Securities and Exchange Commission's EDGAR system to maintain this record);
          o    Records of each vote cast on behalf of clients;
          o Records of written client requests for proxy voting information and any written responses by us to any client requests for such information; and
          o Documents prepared by us that were material to making a proxy voting decision or that memorialized the basis for a voting decision.

Clients should contact us in writing to obtain information about how we voted proxies with respect to their securities and to request a copy of our Proxy Voting Policies and Procedures at:

         Hillman Capital Management
         4733 Bethesda Avenue, Suite 325
         Bethesda, MD 20814

Our Proxy Voting Policies and Procedures will be reviewed annually. The Proxy Voting Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment advisor.

These Proxy Voting Policies and Procedures may be amended at any time by the Adviser, provided that material changes that affect proxy voting for The Hillman Focused Advantage Fund or The Hillman Advantage Equity Fund shall be ratified by the Board of Trustees of such fund within four (4) months of adoption by the Adviser.



Adopted as of this 14th day of September, 2004


/s/ Mark A. Hillman
_________________________________
Mark A. Hillman, President